UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALLIED ESPORTS ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ALLIED ESPORTS ENTERTAINMENT, INC.

17877 Von Karman Avenue, Suite 300
Irvine, California 92614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON October 14, 2021

TO THE STOCKHOLDERS OF ALLIED ESPORTS ENTERTAINMENT, INC.:

NOTICE IS HEREBY GIVEN that the 2021 annual meeting of stockholders (the “annual meeting”) of Allied Esports Entertainment, Inc. (the “Company”), which, due to the public health concerns regarding the ongoing coronavirus pandemic (COVID-19), will be held, virtually and exclusively online via live audio-only webcast, on Thursday, October 14, 2021, at 11:00 a.m. Eastern time, or at any adjournment or adjournments thereof, for the following purposes:

1.      To elect four Class B directors nominated by the Board of Directors to serve for a three-year term expiring in 2024 (Proposal 1);

2.      To consider and vote on whether to approve an amendment to the Company’s 2019 Equity Incentive Plan that would increase the number of authorized shares to 7.8 million (Proposal 2); and

3.      To transact any other business as may properly come before the annual meeting or any adjournments thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

You will be able to attend the annual meeting online, submit your questions during the annual meeting and vote your shares electronically during the annual meeting by visiting https://www.cstproxy.com/alliedesportsent/2021. Because the annual meeting is being conducted electronically, you will not be able to attend the annual meeting in person.

The record date for the annual meeting is August 23, 2021. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof

By Order of the Board of Directors,
/s/ Libing (Claire) Wu
Libing (Claire) Wu
Chief Executive Officer

August 23, 2021

Your vote is important. Whether or not you attend the annual meeting virtually, it is important that your shares be represented. You may vote your proxy through the Internet, or by mail by completing and returning the proxy card mailed to you. Voting instructions are printed on your proxy card and included in the proxy statement. If you participate virtually in the annual meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the annual meeting, we urge you to vote as soon as possible over the internet or by mail as described in the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL STOCKHOLDER MEETING TO BE HELD ON OCTOBER 14, 2021:

The proxy statement for the annual meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, each of which is included with this Notice, are also available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and Annual Report on Form 10-K on the Internet, visit https://ir.alliedesportsent.com/.

i

ALLIED ESPORTS ENTERTAINMENT, INC.

17877 Von Karman Avenue, Suite 300
Irvine, California 92614

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 14, 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We are providing you with these proxy materials because the board of directors (the “Board of Directors” or the “Board”) of Allied Esports Entertainment, Inc. (sometimes referred to as “we,” “us,” “our” or the “Company”) is soliciting your proxy to vote at the 2021 annual meeting of stockholders (the “annual meeting”), including at any adjournments or postponements thereof. The annual meeting will be held on October 14, 2021, at 11:00 a.m. Eastern time (8:00 a.m. Pacific time), virtually and exclusively online via live audio-only webcast at https://www.cstproxy.com/alliedesportsent/2021.

We intend to mail this proxy statement and accompanying proxy card on or about August 30, 2021, to all stockholders of record entitled to vote at the annual meeting.

Why are you holding a virtual annual meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the annual meeting, in light of the novel coronavirus disease, COVID-19, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world. Stockholders will have the same rights and opportunities to participate as they would have at an in-person meeting.

How do I attend the annual meeting?

You cannot attend the annual meeting physically. You can attend the annual meeting by visiting https://www.cstproxy.com/alliedesportsent/2021, where you will be able to listen to the annual meeting live, submit questions and vote online.

The annual meeting will start at 11:00 a.m. Eastern time (8:00 a.m. Pacific time) on October 14, 2021. We encourage you to access the annual meeting prior to the start time to allow time for online check-in. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers. If you experience technical difficulties during the annual meeting, you should call the technical support phone number provided when you log in to the annual meeting.

In order to enter the annual meeting virtually, you will need the unique 16-digit control number, which is printed on your proxy card, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”

What if I cannot virtually attend the annual meeting?

You may vote your shares electronically before the meeting by internet or by proxy as described below. You do not need to access the annual meeting audio-only webcast to vote if you submitted your vote via proxy, by internet in advance of the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on August 23, 2021 will be entitled to vote at the annual meeting. On the record date, there were 39,141,907 shares of common stock outstanding and entitled to vote. A list of such holders will be open to the examination of any stockholder for any purpose germane to the annual meeting at Allied Esports Entertainment, Inc., 17877 Von Karman Avenue, Suite 300, Irvine, California 92614 for a period of ten (10) days prior to the annual meeting. Please contact our General Counsel to make arrangements to inspect the list.

Stockholder of Record — Shares Registered in Your Name:    If on August 23, 2021, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote at the annual meeting virtually or vote by proxy prior to the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy through the internet, or using a proxy card to ensure your vote is counted.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank:    If on August 23, 2021, your shares were not registered in your name, but instead are held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. Since you are not the stockholder of record, however, you may not vote your shares at the annual meeting even if you participate virtually unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are two matters scheduled for a vote:

1.      The election of four Class B directors (Proposal 1);

2.      To consider and vote on whether to approve an amendment to the Company’s 2019 Equity Incentive Plan that would increase the authorized number of shares of common stock to 7.8 million shares (Proposal 2);

What if another matter is properly brought before the annual meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

With respect to Proposal 1, you may vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any of the nominees you specify. With respect to the other proposals, you may vote “For” or “Against,” or you may abstain from voting.

Stockholder of Record — Shares Registered in Your Name:    If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card, or vote by proxy via the Internet. Whether or not you plan to attend the virtual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual meeting and vote your shares even if you have already voted by proxy:

•        To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•        To vote online before the Annual Meeting, go to www.cstproxyvote.com and transmit your voting instructions up until 11:59 p.m. Eastern Time on October 13, 2021. Have your proxy card in hand when you access the web site and follow the instructions to vote your shares.

•        To vote online during the Annual Meeting, visit https://www.cstproxy.com/alliedesportsent/2021 be sure to have your proxy card available and follow the instructions given on the secure website. You will need the 12-digit control number that is printed on your proxy card to vote online at the annual meeting.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank:    If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in real time at the annual meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of August 23, 2021.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, through the internet or by voting electronically at the annual meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all four nominees for director, and “For” the amendment to our 2019 Equity Incentive Plan. If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using her (his) best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, or NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposals 1 and 2 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on either proposal in the absence of your voting instructions. Accordingly, if you own shares through a nominee, such as a broker, bank or other agent, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the proposals.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•        You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).

•        You may grant a subsequent proxy through the internet.

•        You may send a timely written notice that you are revoking your proxy to our General Counsel at our principal executive offices at 17877 Von Karman Avenue, Suite 300, Irvine, California 92614.

•        You may attend the virtual annual meeting and vote online by following the instructions posted at https://www.cstproxy.com/alliedesportsent/2021. Simply attending the annual meeting will not, by itself, revoke your proxy. Even if you plan to attend the annual meeting virtually, we recommend that you also submit your proxy or voting instructions or vote through the Internet so that your vote will be counted if you later decide not to attend the annual meeting.

Your most current proxy card or internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors (Proposal 1), votes “For,” “Withhold” and broker non-votes; and with respect to the amendment of the Equity Incentive Plan (Proposal 2) and all other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will have the same effect as “Against” votes on Proposal 2, and will have no effect on Proposal 1. Broker non-votes on Proposal 1 will have no effect and will not be counted towards the vote total for any of those proposals.

Is cumulative voting permitted for the election of directors?

No. You will not be permitted to cumulate your votes for the election of directors. Under Delaware law, stockholders are not entitled to cumulative voting rights unless a corporation’s certificate of incorporation explicitly authorizes such rights. The Company’s certificate of incorporation does not authorize cumulative voting rights for stockholders.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 2 are considered to be “non-routine” under NYSE rules and therefore, we expect broker non-votes to exist in connection with each proposal. Broker non-votes will have no effect on Proposal 1.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors

Directors will be elected by a plurality of the votes cast by the holders of shares present or represented by proxy and entitled to vote on the election of directors. The four nominees receiving the most “For” votes will be elected as directors

			No effect	No effect
2	Increasing the number of authorized shares issuable under the 2019 Equity Incentive Plan	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against	Against

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are deemed present at the annual meeting in person or represented by proxy. On the record date, there were 39,141,907 shares outstanding and entitled to vote. Thus, the holders of 19,570,954 shares must be deemed present in person or represented by proxy at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares deemed present at the annual meeting in person or represented by proxy may adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

We currently have eleven directors serving on our Board of Directors.

Our Second Amended and Restated Certificate of Incorporation provides for a classified Board of Directors in which directors are divided into three classes, designated as Class A, Class B and Class C. Each class serves staggered, three year terms. The terms of office of our Class B directors will expire at the upcoming Annual Meeting. The terms of office of our Class C directors will expire at the annual meeting of stockholders to be held in 2022. The terms of office of our Class A directors will expire at the annual meeting of stockholders to be held in 2023. If elected at the annual meeting, each of our Class B directors will hold office for a term of three years or until his or her successor is elected and shall have qualified, or until his or her earlier death, resignation, removal or disqualification.

The following chart sets forth the three classes of directors.

Director Nominee/Director	Class	Expiration of Term of Director
Lyle Berman	Class A	2023
Benjamin Oehler	Class A	2023
Yangyang Li	Class A	2023
Bradley Berman	Class B	2021
Joseph Lahti	Class B	2021
Jingsheng (Jason) Lu	Class B	2021
Alexander Misch	Class B	2021
Yinghua Chen	Class C	2022
Jerry Lewin	Class C	2022
Adam Pliska	Class C	2022
Libing (Claire) Wu	Class C	2022

Our Board of Directors has nominated Bradley Berman, Joseph Lahti, Jingsheng (Jason) Lu and Alexander Misch to the Board of Directors as a Class B director. If elected, each of these nominees has consented to serve as one of our directors, to hold office until the expiration of his term and until his successor has been duly elected and qualified, or, if sooner, until his earlier death, resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy statement. If any director nominee should withdraw or otherwise become unavailable to serve, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board. We are not aware of any reason that a nominee will be unable or unwilling to serve as a director.

The following table sets forth each Class B Director nominee to be elected at the annual meeting, the year each nominee was first elected as a director, the position(s) currently held by each nominee with us and the year each nominee’s term will expire, if such nominee is elected at the annual meeting. The nominees’ biographies, as well as the biographies of our directors who are continuing in office, are set forth later in this proxy statement under the caption “CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS — Our Board of Directors.”

Name of Nominee	Position(s) with the Company	Year First Became a Director	Year Proposed Term Will Expire
Bradley Berman	Director	2019	2024
Joseph Lahti	Director	2019	2024
Jingsheng (Jason) Lu	Director	2019	2024
Alexander Misch	Director	2021	2024

Our Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has evaluated the Board of Director’s current members in the broader context of the Board of Director’s overall composition. The Nominating and Corporate Governance Committee maintains a goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board.

Vote Required

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The nominees receiving the highest number of “For” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named above. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that nominee may be voted for a substitute director nominee selected by our Board of Directors.

The Board of Directors recommends that you vote “FOR” the election of each Class B Director nominee named above.

PROPOSAL 2

APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF
THE 2019 EQUITY INCENTIVE PLAN

The purpose of the Company’s 2019 Equity Incentive Plan (the “Equity Plan”) is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company’s common stock. Eligible participants include employees, non-employee members of the Board of Directors, consultants, and other personal service providers of the Company and its subsidiaries. The Compensation Committee of our Board of Directors determines from time to time the participants to whom awards will be granted, which awards are approved by our Board of Directors.

The current number of shares of Company common stock authorized for issuance under the Equity Plan is 3,463,305. Currently, there remain only 28,462 shares of Company common stock available for issuance under the Equity Plan. Given the limited number of remaining shares authorized to be issued under the Equity Plan, the Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares under the Equity Plan from 3,463,305 to 7,800,000, so that the Board of Directors may continue to utilize the Equity Plan.

Vote Required

Amending the Equity Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company common stock represented in person or by proxy at the meeting and entitled to vote thereon.

The Board recommends that you vote “FOR” the amendment of the Equity Plan.

Key Plan Attributes

The Equity Plan contains several features designed to protect our stockholders’ interests and to reflect our compensation principles and practices, including:

•        setting a fixed number of shares authorized for issuance, and requiring stockholder approval for any increases;

•        prohibiting “evergreen” share provisions;

•        not granting discounted stock options or stock appreciation rights (“SARs”);

•        limiting the size of individual incentive stock options;

•        prohibiting award repricing without shareholder approval;

•        allowing broad discretion to determine the treatment of awards upon a change in control; and

•        permitting clawback of benefits for certain bad acts during and after the grantee’s service.

Material Terms of the Equity Plan

The following summary of the material terms of the Equity Plan is qualified in its entirety by the full text of the Equity Plan, a marked copy of which showing the proposed amendments to the Equity Plan is attached hereto as Annex A.

Eligible Persons

Persons eligible to receive awards under the Equity Plan include our employees, non-employee members of our Board of Directors, consultants, and personal service providers of the Company and its subsidiaries. Our Compensation Committee determines from time to time the participants to whom awards will be granted, which awards are approved by our Board of Directors.

Administration

Our Board of Directors administers the Equity Plan. For this purpose, our Board of Directors has delegated general administrative authority for the Equity Plan to the Compensation Committee. The Compensation Committee determines the number of shares of common stock that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares of common stock or the award. Along with other authority granted to the Compensation Committee under the Equity Plan, the Compensation Committee may recommend to the Board of Directors the following items: (i) determine the recipients of awards, (ii) prescribe the restrictions, terms and conditions of all awards, (iii) interpret the Equity Plan and terms of the awards, (iv) adopt rules for the administration, interpretation, and application of the Equity Plan as are consistent therewith, and interpret, amend, or revoke any such rules, (v) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Equity Plan or any award thereunder, (vii) make all determinations it deems advisable for the administration of the Equity Plan, (viii) decide all disputes arising in connection with the Equity Plan and to otherwise supervise the administration of the Equity Plan, (ix) subject to the terms of the Equity Plan, amend the terms of an award in any manner that is not inconsistent with the Equity Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any award at any time (including, but not limited to, upon a change of control or upon termination of service under certain circumstances, as set forth in the award agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Equity Plan by eligible persons who are foreign nationals or employed outside of the United States. The foregoing determinations of the Compensation Committee are recommended by the Compensation Committee to the Board of Directors for approval.

Incentive Awards

The Equity Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, cash performance awards, as well as other awards (described in the Equity Plan) that are responsive to changing developments in management compensation. The Equity Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. An option or SAR will expire no later than ten years from the date of grant. Awards will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option.    A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share of common stock on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a nonstatutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Material U.S. Federal Income Tax Consequences,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986, as amended (the “Code”) and the Equity Plan. Full payment for shares of common stock purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Board of Directors.

SARs.    An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Board of Directors at the time of grant of the SAR but will not be less than the fair market value of a share of common stock on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Stock.    A restricted stock award is typically for a fixed number of shares of common stock subject to restrictions. The Board of Directors specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Board of Directors. The number of shares so awarded shall be determined by the Board of Directors and may be granted independently or in lieu of a cash bonus.

Restricted Stock Units.    A restricted stock unit is similar to an SAR except that it entitles the recipient to receive an amount equal to the fair market value of a share of common stock.

Authorized Shares; Lapsed Awards

The maximum number of shares of common stock that may be issued or transferred pursuant to awards under the Equity Plan is currently 3,463,305. If any outstanding award under the Equity Plan is canceled, expired, forfeited, surrendered, terminated or settled by delivery of fewer shares of common stock than the number underlying an applicable award, the shares of common stock subject to the cancelled, expired, forfeited, surrendered, terminated, or settled without payment portion of the award shall be added to the maximum number of shares of common stock authorized under the Equity Plan.

Material U.S. Federal Income Tax Consequences

The following summary briefly describes current U.S. federal income tax consequences of rights under the Equity Plan. The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Equity Plan are encouraged to consult their own professional tax advisors concerning tax aspects of rights under the Equity Plan and should be aware that tax laws may change at any time.

•        Incentive Stock Options.    A participant to whom an incentive stock option, within the meaning of Section 422 of the Code, is granted generally will not recognize income at the time of grant or exercise of such option (although special alternative minimum tax rules may apply to the participant upon option exercise). No federal income tax deduction will be allowable to the Company upon the grant or exercise of such incentive stock option.

•        When the participant sells shares of common stock acquired through the exercise of an incentive stock option more than one year after the date of transfer of such shares and more than two years after the date of grant of such incentive stock option, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price, for which the Company is not entitled to a federal income tax deduction. If the participant does not hold such shares for this period, when the participant sells such shares, the participant will recognize ordinary income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary income.

•        Nonqualified Stock Options.    A participant to whom a nonqualified stock option is granted will not recognize income at the time of grant of such option. When such participant exercises a nonqualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value as of the date of a nonqualified stock option exercise of the shares of Company common stock that the participant receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the participant’s gross income, and the participant’s holding period for such shares will commence on the day after which the participant recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of nonqualified options in an amount equal to the ordinary income recognized by the participant. Any gain or loss recognized upon a subsequent sale or exchange of the shares of Company common stock is treated as capital gain or loss for which the company is not entitled to a deduction.

•        Stock Appreciation Rights.    When a stock appreciation right is granted, there are no income tax consequences for the participant or the Company. When a stock appreciation right is exercised, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon exercise. The Company is entitled to a deduction equal to the compensation recognized by the participant.

•        Restricted Stock.    Unless an election is made by the participant under Section 83(b) of the Code, the grant of an award of restricted stock will have no immediate tax consequences to the participant, and the Company will not be allowed a tax deduction at the time the restricted stock is granted. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the participant and the Company), a participant will recognize ordinary income in an amount equal to the fair market value of the shares of Company common stock for which the restrictions lapse, less any amount paid, and the Company will be allowed a corresponding tax deduction at that time. The participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The participant’s holding period for tax purposes will commence on the date on which the restrictions lapse.

•        A participant may make an election under section 83(b) of the Code within 30 days after the date of grant of an award of restricted stock to recognize ordinary income on the date of award based on the fair market value of shares of common stock of the company on such date, less any amount the participant paid for such common stock, and the Company will be allowed a corresponding tax deduction at that time. A participant making such an election will have a tax basis in the restricted stock equal to the sum of the amount the participant recognizes as ordinary income and any amount paid for such restricted stock, and the participant’s holding period for such restricted stock for tax purposes will commence on the grant date. Any future appreciation in the common stock will be taxable to the participant at the applicable capital gains rates. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant’s Section 83(b) election.

•        With respect to restricted stock upon which restrictions have lapsed, when the participant sells such shares, the participant will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options.

•        Restricted Stock Units.    A participant to whom a restricted stock unit is granted generally will not recognize income at the time of grant. Upon delivery of shares of Company common stock or cash in respect of an restricted stock unit, a participant will recognize ordinary income in an amount equal to the amount of cash or the fair market value of the shares of Company common stock for which the restrictions lapse, less any amount paid (although the participant may become subject to employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise), and the Company will be allowed a corresponding tax deduction at that time. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the Company is not entitled to a deduction.

•        Other Stock-Based Awards.    With respect to other stock-based awards, participants will generally recognize ordinary income equal to the fair market value of the shares of Company common stock or the amount of cash paid on the date on which delivery of shares or payment in cash is made to the participant and the Company will generally be allowed a corresponding tax deduction at that time.

Each participant under the Plan will be responsible for payment of any taxes or similar charges required by law to be paid or withheld with respect to any award. Any required withholdings must be paid by participants on or prior to the payment or other event that results in taxable income with respect to an award. The award agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of award, which may include permitting participants to elect to satisfy the withholding obligation by tendering shares of common stock to the Company or having the company withhold a number of shares of common stock having a value equal to the minimum statutory tax or similar charge required to be paid or withheld.

If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A may impose additional taxes, interest and penalties on recipients of awards under the Equity Plan. All grants made under the Equity Plan are designed and intended to either be exempt from or comply with Section 409A of the Code to avoid such additional taxes, interest and penalties. However, in the event that the Board of Directors determines that the awards are subject to Section 409A, the Board of Directors has the authority to take such actions and to make such changes to the Equity Plan or an award agreement as the Board of Directors deems necessary to comply with such requirements; provided, that no such action shall materially and adversely affect any outstanding award without the consent of the affected participant. Neither the Board of Directors nor the Company is obligated to ensure that awards comply with Code Section 409A or to take any actions to ensure such compliance.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding shares of our common stock by reason of a recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution, merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change that affects our common stock, the aggregate number of shares of common stock available under the Equity Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Board of Directors deems necessary or appropriate. In addition, the Board of Directors may adjust the terms and conditions of awards in recognition of unusual or nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

Termination of or Changes to the Equity Plan

Our Board of Directors may amend or terminate the Equity Plan at any time and in any manner. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by our Board of Directors, the Equity Plan will terminate on December 19, 2028. Generally speaking, the Board of Directors may amend outstanding awards in a manner consistent with the Equity Plan, subject, however, to the consent of the holder if the amendment materially and adversely affects such holder.

Acceleration of Awards; Possible Early Termination of Awards

Upon a change of control of the Company, unless otherwise provided in an award agreement, the Board of Directors is authorized, but not obligated, to make adjustments in the terms and conditions of the outstanding awards, including, among others, (i) continuing or assuming such outstanding awards, (ii) substituting such outstanding awards for awards with substantially the same terms, (iii)  accelerating the exercisability, vesting, and/or payment under such outstanding awards, or (iv) cancelling all or any portion of such outstanding awards for fair value (in the form of cash, shares of common stock, other property or any combination thereof) as determined in the sole discretion of the Board of Directors.  For this purpose, a “change of control” is defined to include the acquisition by certain persons that results in such persons becoming the beneficial ownership of more than 50% of the voting power of the then outstanding voting securities of the Company.

Transfer Restrictions

Subject to certain exceptions, awards under the Equity Plan are not assignable or transferable by the recipient and shall not be subject in any manner to assignment, alienation, pledge, encumbrance, or charge.

New Plan Benefits

The specific individuals who will be granted awards under the Equity Plan and the type and amount of such awards will be determined by the Board of Directors. The number, value and type of award to be granted to such individuals under the Equity Plan in the future is undeterminable.

Required Vote

Amending the Equity Plan to increase the number of shares authorized to be issued requires the affirmative vote of a majority of the issued and outstanding shares of common stock represented in person or by proxy at the meeting and entitled to vote thereon.

CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Our Board of Directors

Our Second Amended and Restated Certificate of Incorporation provides for a classified Board of Directors in which directors are divided into three classes, designated as Class A, Class B and Class C. Each class serves staggered, three year terms. The terms of office of our Class A directors will expire at the annual meeting of stockholders to be held in 2023. The terms of office of our Class B directors will expire at the upcoming annual meeting. The terms of office of our Class C directors will expire at the annual meeting of stockholders to be held in 2022.

Set forth below are the names and certain information about each of our directors as of August 23, 2021. The information presented includes each director’s age, principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years. In addition, the table contains information about the specific and particular experience, qualifications, attributes or skills of each Class B director nominee that led the Nominating and Corporate Governance Committee to believe that such nominee should serve on the Board following election at the annual meeting.

Name	Director Class	Positions and Offices Held	Director Since	Director Term Expires	Age
Lyle Berman	Class A	Chairman	2019	2023	80
Yangyang Li	Class A	Director	2021	2023	42
Benjamin Oehler	Class A	Director	2019	2023	73
Bradley Berman	Class B	Director	2019	2021	50
Joseph Lahti	Class B	Director	2019	2021	60
Jingsheng (Jason) Lu	Class B	Director	2021	2021	42
Alexander Misch	Class B	Director	2021	2021	54
Yinghua Chen	Class C	Director	2020	2022	41
Jerry Lewin	Class C	Director	2021	2022	66
Adam Pliska	Class C	Director	2019	2022	48
Libing (Claire) Wu	Class C	Chief Executive Officer, President, General Counsel and Director	2021	2022	45
Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies
CLASS A
Lyle Berman

Lyle Berman has served as a director of the Company since May 2017 (when the Company at the time of such election was Black Ridge Acquisition Corp.). Mr. Berman has been a director of Sow Good Inc., f/k/a Black Ridge Oil & Gas, Inc., since October 2016, and is also a director of Golden Entertainment, Inc., Mill City Ventures III, Ltd., Auego Affinity Marketing, Inc., Poker52, LLC, Redstone American Grill, Inc., LubeZone, Inc., Drake’s Organic Spirits, LLC, and InsurTech Holdings, LLC. Since June 1990, Mr. Berman has been the chairman and chief executive officer of Berman Consulting Corporation, a private consulting firm he founded. Mr. Berman began his career with Berman Buckskin, his family’s leather business, which he helped grow into a major specialty retailer with 27 outlets. After selling Berman Buckskin to W.R. Grace in 1979, Mr. Berman continued as president and chief executive officer and led the company to become one the country’s largest retail leather chains, with over 200 stores nationwide. In 1990, Mr. Berman participated in the founding of Grand Casinos, Inc. Mr. Berman is credited as one of the early visionaries in the development of casinos outside of the traditional gaming markets of Las Vegas and Atlantic City. In less than five years, the company opened eight casino resorts in four states. In 1994, Mr. Berman financed the initial development of Rainforest Cafe. He served as the chairman and chief executive officer from 1994 unti1 2000. In October 1995, Mr. Berman was honored

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies

with the B’nai B’rith “Great American Traditions Award.” In April 1996, he received the Gaming Executive of the Year Award; in 2004, Mr. Berman was inducted into the Poker Hall of Fame; and in 2009, he received the Casino Lifetime Achievement Award from Raving Consulting & Casino Journal. In 1998, Lakes Entertainment, Inc. was formed. In 2002, as chairman of the board and chief executive officer of Lakes Entertainment, Inc., Mr. Berman was instrumental in creating the World Poker Tour. Mr. Berman served as the executive chairman of the board of WPT Enterprises, Inc. (later known as Voyager Oil & Gas, Inc. and Emerald Oil, Inc.) from its inception in February 2002 until July 2013. Mr. Berman also served as a director of PokerTek, Inc. from January 2005 until October 2014, including serving as chairman of the board from January 2005 until October 2011. Mr. Berman has a degree in business administration from the University of Minnesota.

Yangyang Li

Mr. Li is the current Chairman and Executive Director of Ourgame International Holdings Limited (“Ourgame”), the beneficial owner of Primo Vital Limited, which is the Company’s largest stockholder, beneficially owning approximately 35.8% of the Company’s outstanding common stock. Mr. Li received a Bachelor of Business Administration from the University of International Business & Economics in Beijing, China. In 2001, Mr. Li served as Assistant President to China Great Wall Industry Corporation. In 2003, Mr. Li founded Business Media China Group (Frankfurt Stock Exchange: BMC) and served as its CEO in 2005, with a market value at the time in excess of 5 billion RMB. Mr. Li served as Chairman of the Board of Directors of Elephant Media Group in 2008. Since 2014, he has served as Chairman of the Board of Directors of World Business Services Union and Choi Shun Investment.

Benjamin Oehler

Benjamin S. Oehler has served as a director of the Company since May 2017 (when the Company at the time of such election was Black Ridge Acquisition Corp.). Mr. Oehler has been a director of Sow Good Inc., f/k/a Black Ridge Oil & Gas, Inc., since November 2010, and chairman of its Audit Committee and Compensation Committee since February 2011. Mr. Oehler is a Founding Partner of Windward Mark, LLC, which advises business owners with regard to strategic planning, owner governance and education, business continuity, legacy, philanthropy and liquidity. Windward Mark LLC is a continuation of Mr. Oehler’s consulting practice at Bashaw Group. Inc. (2007 to 2017) and Linea Capital, LLC (2009 to 2017). From 1999 to 2007, Mr. Oehler was the president and chief executive officer of Waycrosse, Inc., a financial advisory firm for the family owners of Cargill Incorporated. While at Waycrosse, Mr. Oehler was the primary advisor to the five family members who were serving on the Cargill Incorporated board of directors from 1999 to 2006. Mr. Oehler played a key role in two major growth initiatives for Cargill: the merger of Cargill’s fertilizer business into a public company which is now Mosaic, Inc., and the transformation of Cargill’s proprietary financial markets trading group into two major investment management companies: Black River Asset Management, LLC and CarVal Investors, LLC. An investment banker for 20 years, Mr. Oehler’s transaction experience includes public offerings and private placements of debt and equity securities, mergers and acquisitions, fairness opinions and valuations of private companies. Prior to joining Waycrosse, Mr. Oehler was an investment banker for Piper Jaffray. By the time he left Piper Jaffray in 1999, he was group head for Piper Jaffray’s Industrial Growth Team. He has also played a leadership role in a number of corporate buy-outs and venture stage companies, served on corporate and non-profit boards of directors, and has been involved in the creation and oversight of foundations and charitable organizations, as well as U.S. trusts and off-shore entities.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies

Mr. Oehler has been a Board member and/or founder of many non-profit organizations including the Minnesota Zoological Society, Minnesota Landscape Arboretum, The Lake Country Land School, Greencastle Tropical Study Center, Park Nicollet Institute, Afton Historical Society Press, United Theological Seminary and University of Minnesota Investment Advisor, Inc. He has been a director of Waycrosse, Inc., WayTrust Inc., Dain Equity Partners, Inc., Time Management, Inc., BioNIR, Inc. and Agricultural Solutions, Inc. In September 2007, Mr. Oehler completed the Stanford University Law School Directors Forum, a three-day update on key issues facing corporate directors presented by the Stanford Business School and Stanford Law School. From 1984 through 1999, Mr. Oehler was registered with the National Association of Securities Dealers as a financial principal. Mr. Oehler is a graduate of the University of Minnesota College of Liberal Arts and has completed all course work at the University of Minnesota Business School with a concentration in finance.

CLASS B
Bradley Berman

Bradley Berman has served as a director of the Company since May 2017 (when the Company at the time of such election was Black Ridge Acquisition Corp.). He has been the chairman of Sow Good Inc., f/k/a Black Ridge Oil & Gas, Inc., since November 2010 and has served as a director of Black Ridge Oil & Gas, Inc. since its inception in April 2010. He was the chief executive officer of Black Ridge Oil & Gas, Inc. from November 2010 to November 2011, its chief financial officer between November 12, 2010 and November 15, 2010, and its corporate secretary from November 2010 to February 2011. Mr. Berman is the president of King Show Games, Inc., a company he founded in 1998. Mr. Berman has worked in various capacities in casino gaming from 1992 to 2004 for Grand Casinos, Inc. and then Lakes Entertainment, Inc., achieving the position of Vice President of Gaming, after which he assumed a lesser role in that company. Mr. Berman was a director of Voyager Oil and Gas, Inc. (formerly Ante4 and WPT) from August 2004 to November 2010. Mr. Berman is the son of Lyle Berman, one of our directors.

Joseph Lahti

Joseph Lahti has served as a director of the Company since May 2017 (when the Company at the time of such election was Black Ridge Acquisition Corp.). Mr. Lahti has been a director of Sow Good Inc., f/k/a Black Ridge Oil & Gas, Inc., since August 2012. Mr. Lahti is a Minneapolis native and leader in numerous Minnesota business and community organizations. As principal of JL Holdings since 1989, Mr. Lahti has provided funding and management leadership to several early-stage or distressed companies. From 1993 to 2002, he held the positions of chief operating officer, president, chief executive officer and chairman at Shuffle Master, Inc., a company that provided innovative products to the gaming industry. Mr. Lahti served as a director of PokerTek, Inc., a publicly traded company, from 2008 until it was sold in October 2014 (including serving as chairman of the board from 2012 to 2014), and he is also an independent director and chairman of the board of Innealta Capital, an investment manager. Previously, Mr. Lahti also served on the board of directors of Voyager Oil & Gas, Inc. and Zomax, Inc., and served as the chairman of the board of directors of Shuffle Master, Inc. Through his public company board experience, he has participated on, and chaired, both Audit and Compensation Committees. Mr. Lahti has a Bachelor of Arts degree in Economics from Harvard College.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies
Jingsheng (Jason) Lu

Jingsheng Lu is the current Chief Executive Officer and Executive Director of Ourgame. Mr. Lu served as an independent director of Ourgame from June 2020 to April 2021. Prior to that, he served as a director of Zhejiang Xiangyuan Culture Co., Ltd.,(“Xiangyuan Culture”), which is a main board listed company in China (Code in Shanghai Stock Exchange: 600576), from 2015 to 2017, where he served as co-CEO of Xiamen Xtone Animation Co., Ltd., (“Xtone”), and led the merger of Xtone by Xiangyuan Culture in 2014. He also served as CFO of Beijing International Advertising & Communication Group from 2018 to 2019. He previously served as a senior audit manager at Deloitte China for six years, and at Deloitte US for two years from 2001 to 2010. He is currently a non-practicing certified public accountant in China since 2007, as well as a member of the American Institute of Certified Public Accountants since 2009. He holds a Bachelor of Economics degree from University of International Business and Economics in Beijing, China.

Alexander Misch

Mr. Misch is a lawyer who was most recently employed as Senior Corporate Counsel at the New York offices of T-Systems North America (a subsidiary of the global Deutsche Telekom AG group of companies, a global Fortune 100 company), a position which he held for seven years. Prior to that Mr. Misch served as senior corporate counsel to T-Systems South Africa, where he held multiple positions, including the acting head of the legal department, compliance officer, and privacy officer, and as lead counsel for the T-Systems Africa Regional Division from 2011 to 2013. Prior to joining the T-Systems group, Mr. Misch advised clients on a number of large projects, including assisting in the defense of a publicly listed corporation against a multi-billion dollar claim for a windfall profit tax, and the turnaround project of a global group of companies in the chemical industry. Mr. Misch holds a Master of Business Administration from the Gordon Institute of Business Science (University of Pretoria) and a B. Proc law degree from the Oliver Schreiner School of Law (University of the Witwatersrand). Mr. Misch is fluent in English, German, and Afrikaans.

CLASS C
Yinghua Chen

Yinghua Chen is a Co-Founder of Aupera Technologies, a leading video AI technology company, where she is responsible for corporate financing, business development, and strategic partnership. She has successfully raised multiple rounds of funding for Aupera, including from Silicon Valley giant Xilinx (Nasdaq: XLNX). Prior to this, she served as the Executive Vice President of Anthill Resources, a natural resources investment company in Canada, where she oversaw business operations and investment activities. Ms. Chen is also the former Managing Director of China for The Cavendish Group, a UK B2B media and public relations company. In that role, Ms. Chen built up subscriber networks for over ten vertical industry media products and managed the Group’s strategic relationship with the Boao Forum for Asia. Ms. Chen was also part of the founding team of The Balloch Group, a boutique investment banking firm, later acquired by Canaccord Genuity, where she specialized in financial, pharmaceutical, resources and media industry transactions. Ms. Chen holds an EMBA from the University of Paris I: Panthéon-Sorbonne and a Bachelor of Arts degree from the University of International Business and Economics.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies
Jerry Lewin

Mr. Lewin has worked in the hospitality industry for 43 years and spent the last 30 years with Hyatt hotels. Before joining Hyatt, Mr. Lewin served for ten years in various management capacities for Hilton hotels in San Francisco, Oakland, Los Angeles, San Diego and Las Vegas. Mr. Lewin joined Hyatt hotels in 1987 as the General Manager at Hyatt Regency Dallas moving on to several different properties and becoming the Vice President of the Hyatt Regency Chicago, which was the largest hotel in the Hyatt chain at the time. In 2000, Mr. Lewin became Senior Vice President of Operations overseeing 38 hotels in the United States responsible for over $2 billion in revenue, which included overseeing sales, revenue, human resources, operations and development. Mr. Lewin currently serves as the Senior Vice President of Profitability for Hyatt Corporation, leading global change through key operational programs. Mr. Lewin received his Bachelor of Science degree from Cornell University in Ithaca, New York and completed the Executive Development Program at J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Lewin currently serves as President of the New York Law Enforcement Foundation and as a director of Kandi Technologies Group Inc. (Nasdaq: KNDI) as well as several other corporate boards.

Adam Pliska

Adam Pliska has served as a director since August 2019. Mr. Pliska served as the Company’s President from August 2019 to July 2021, when the Company sold the World Poker Tour. He has been with the World Poker Tour since 2003. As President and CEO of WPT, Mr. Pliska has overseen the entire WPT business portfolio, including but not limited to live events, online services, televised broadcasts, and WPT office personnel in Los Angeles, London and Beijing. He is one of the longest serving executives in the poker industry and was named the American Poker Awards Industry Person of the Year for 2014. Under his watch, the WPT has witnessed massive global growth from 14 events to over 60 worldwide on 6 continents, has maintained historic ratings of one of the longest running television shows in US history and has awarded more than a billion dollars over its 18 years. In addition to his position as CEO, Mr. Pliska serves as Executive Producer of the World Poker Tour television show and is the co-writer of the WPT Theme song Rise Above.

From November 2000 to June 2002, Mr. Pliska served as the Vice-President of Legal and Business Affairs and eventually General Counsel for Anticipa, LLC, a multi-media company headed by the futurist, Alvin Toffler, a Telmex Corporation. In addition, Mr. Pliska served as an associate at the law firm of Sonnenschein, Nath & Rosenthal in Los Angeles from July 1999 to November 2000, where he worked on various litigation and intellectual property matters. Before his legal career, Mr. Pliska worked as a television producer in connection with noted industry veteran Al Burton, including work at Universal Television and Castle Rock Entertainment where he produced and developed numerous television properties. Mr. Pliska contributed and worked on various programs including The New Lassie, Baywatch, Out of the Blue, and shares an Emmy Award for his contributions to television creative development. While at Berkeley Law, he worked as a research assistant to Professor John Yoo and was an extern to the 9th Circuit Court of Appeals for the Judge Alex Kozinski and at the Governor’s Office of Legal Affairs in the state of California for then Governor Pete Wilson.

He has served as a mentor of the Tiger Wood’s Foundation Earl Woods Scholar program, is a member of the Pacific Council, a director of the WPT Foundation and on the board of the GOCAT (Greater Orange County Community Arts Theater). Mr. Pliska holds a B.A. from the University of Southern California’s School of Cinematic Arts and a J.D. from the University of California, Berkeley’s Law School, Boalt Hall.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies
Libing (Claire) Wu

Libing (Claire) Wu was appointed the Company’s Chief Executive Officer, President and General Counsel on July 13, 2021, and has served as a director since May 2021. Ms. Wu is a highly respected New York attorney with over 15 years of experience, focusing on corporate and securities transactions and compliance. Ms. Wu has extensive legal and business experience in cross-border transactions, U.S. securities regulation, mergers and acquisitions, capital market transactions, as well as corporate strategic planning and structuring. Prior to accepting the new positions with the Company, Ms. Wu was the vice president and general counsel of Asia Pacific Capital, Inc., as well as Senior Counsel at the New York law firm Davidoff Hutcher & Citron LLP. Ms. Wu also serves as a non-executive director of Ourgame. Ms. Wu is a graduate of New York University School of Law and China University of Political Science and Law, having earned a Master of Laws in Corporate Law at both institutions. Ms. Wu received a Bachelor of Science Degree in International Economics from Nankai University in Tianjin, China, and an Advanced Professional Certificate in Law and Business from New York University Leonard N. Stern School of Business.

Our Executive Officers

The following table sets forth certain information concerning our executive officers as of December 31, 2020.

Name	Position(s)	Age
Frank Ng	Chief Executive Officer	52
David Moon	Chief Operating Officer	48
Anthony Hung	Chief Financial Officer	53
Adam Pliska	President	48
Frank Ng Chief Executive Officer	Mr. Ng served as our Chief Executive Officer commencing August 2019 until he resigned effective July 13, 2021. Libing (Claire) Wu was appointed Chief Executive Officer on July 13, 2021.
David Moon Chief Operating Officer	David Moon served as our Chief Operating Officer from August 2019 until August 2021.
Anthony Hung Chief Financial Officer

Anthony Hung has served as our Chief Financial Officer since September 2019. Before joining the Company, from 2012 to 2019, he served as the CEO and CFO of Audio Design Experts, a privately held provider of premier audio solutions for leading consumer brands around the world. Prior to his role at Audio Design Experts, from 2010 to 2012 Mr. Hung was Senior Vice President, Business Development and Sales for Cooking.com where he oversaw the e-commerce services business as well as advertising sales operations. He also served as the Chief Financial Officer of Golden Eye Dealership Solutions, a software-as-a-service start-up focused on automotive dealerships, from 2008 to 2010 and was Vice President, Business Development & Acquisitions for ESPN from 2007 to 2008. Prior to this, from 1997 to 2007, he was General Partner at DynaFund Ventures, a $220 million venture capital fund. He also held positions of increasing responsibility in finance and strategy at The Walt Disney Company (NYSE: DIS). He began his career as an investment banker at Donaldson, Lufkin & Jenrette Securities in 1989. Mr. Hung holds a Master’s of Business Administration degree from the Anderson School at the University of California, Los Angeles and a Bachelor of Arts degree in Economics from Harvard College.

Adam Pliska President, and President and CEO of WPT

Mr. Pliska’s biography is included above under the section titled “Our Board of Directors.” Mr. Adam Pliska resigned as President in connection with the sale of WPT business, which closed on July 12, 2021. Libing (Claire) Wu was appointed President on July 13, 2021.

Family Relationships

Mr. Bradley Berman, one of our directors, is the son of Mr. Lyle Berman, one of our directors. There are no other family relationships between any of the other directors or executive officers.

EXECUTIVE AND DIRECTOR COMPENSATION

The following tables set forth information regarding compensation awarded to or earned by our “named executive officers,” which under SEC rules and regulations include (i) all individuals serving as our principal executive officer during fiscal 2020, (ii) our two most highly compensated other individuals who were serving as executive officers at the end of fiscal 2020 and who received total compensation in excess of $100,000, and (iii) up to two additional individuals for whom disclosure would have been required under (ii) but for the fact that they were not serving as executive officers at the end of fiscal 2019. For 2020, our named executive officers were:

•        Kwok Leung Frank Ng, former Chief Executive Officer of Allied Esports Entertainment, Inc.

•        Judson Hannigan, Chief Executive Officer of Allied Esports International Inc.

•        Adam Pliska, former President of Allied Esports Entertainment, Inc. and current President and CEO of WPT Enterprises, Inc.

The Company (formerly known as Black Ridge Acquisition Corp., or “BRAC,”) was incorporated in 2017 as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On August 9, 2019, the Company completed a transaction in which it acquired the esports and World Poker Tour businesses (such transaction is referred to throughout this proxy statement as the “Merger”).

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)	Stock Awards ($) (e)		Option Awards ($) (f)	Nonequity incentive plan compensation ($) (g)	Nonqualified deferred compensation earnings ($) (h)	All other compensation ($) (i)	Total ($) (j)
Kwok Leung Frank Ng	2019	122,308		—	120,000	(1)	557,417	—	—	—	799,725
Chief Executive Officer	2020	166,154		—	100,000	(2)(1)	—	—	—	—	266,154

Judson Hannigan,	2019	235,185	(4)(2)	—	50,000	(5)(3)	266,733	—	—	—	551,918
CEO of Allied Esports	2020	228,000	(4)	—	50,000	(6)(5)	—	—	—	—	278,000

Adam Pliska,	2019	401,602	(6)	1,706,086(7)	45,000	(9)(8)	353,455	—	—	—	2,506,143
President and Director, CEO of the World Poker Tour	2020	395,985		(7)	211,000	(10)(9)	—	—	—	—	606,985

____________

(1)      Pursuant to a Restricted Stock Agreement dated effective September 20, 2019, Mr. Ng was issued 17,668 shares of restricted common stock of the Company, which vested on the earliest of termination of Mr. Ng’s employment without “Cause” (as defined in the agreement), resignation of Mr. Ng for “Good Reason” (as defined in the agreement) or September 20, 2020 so long as Mr. Ng remains an employee or service provider at such time. Additionally, Mr. Ng was awarded an additional 3,534 shares of restricted common stock of the Company pursuant to a Restricted Stock Agreement dated effective September 20, 2019 for director services, which vested on September 20, 2020 so long as Mr. Ng remained a director at such time.

(2)      Pursuant to a Restricted Stock Agreement dated effective August 7, 2020, Mr. Ng was issued 46,083 shares of restricted common stock of the Company, which vested on the earliest of termination of Mr. Ng’s employment without “Cause” (as defined in the agreement), resignation of Mr. Ng for “Good Reason” (as defined in the agreement) or August 18, 2021 so long as Mr. Ng remains an employee or service provider at such time. These shares vested in connection with Mr. Ng’s resignation as Chief Executive Officer on July 13, 2021.

(4)      Consulting services fee was paid to Big Turn International Limited, a company to which Mr. Hannigan has an ownership interest in, totaling $55,935. Mr. Hannigan’s services as a full-time employee earned a total salary of $179,250 in 2019.

(5)      Pursuant to a Restricted Stock Agreement dated effective September 20, 2019, as amended, Mr. Hannigan was issued 8,834 shares of restricted common stock of the Company, which vested on the earliest of termination of Mr. Hannigan’s employment without “Cause” (as defined in the agreement), resignation of Mr. Hannigan for “Good Reason” (as defined in the agreement) or November 12, 2020 so long as Mr. Hannigan remained an employee or service provider at such time.

(6)      Pursuant to a Restricted Stock Agreement dated effective August 7, 2020, Mr. Hannigan was issued 23,042 shares of restricted common stock of the Company, which vested on the earliest of termination of Mr. Hannigan’s employment without “Cause” (as defined in the agreement), resignation of Mr. Hannigan for “Good Reason” (as defined in the agreement) or August 18, 2021 so long as Mr. Hannigan remained an employee or service provider at such time.

(7)      $1,556,250 paid to Mr. Pliska on account of Mr. Pliska’s Employment Agreement as a profitability payment after it was determined that the WPT business reduced its losses or became profitable, and $149,836 paid for Mr. Pliska’s services in 2019.

(9)      Pursuant to a Restricted Stock Agreement dated effective September 20, 2019, as amended, Mr. Pliska was issued 4,417 shares of restricted common stock of the Company, which vests on the earliest of termination of Mr. Pliska’s employment without “Cause” (as defined in the agreement), resignation of Mr. Pliska for “Good Reason” (as defined in the agreement) or November 12, 2020 so long as Mr. Pliska remains an employee or service provider at such time. Additionally, Mr. Pliska was awarded an additional 3,534 shares of restricted common stock of the Company pursuant to a Restricted Stock Agreement dated effective September 20, 2019 for director services, which vest on September 20, 2020 so long as Mr. Pliska remains a director at such time.

(10)    Pursuant to a Restricted Stock Agreement dated effective August 7, 2020, Mr. Pliska was issued 11,521 shares of restricted common stock of the Company, which vests on the earliest of termination of Mr. Pliska’s employment without “Cause” (as defined in the agreement), resignation of Mr. Pliska for “Good Reason” (as defined in the agreement) or August 18, 2021 so long as Mr. Pliska remains an employee or service provider at such time. Additionally, on August 7, 2020, Mr. Pliska was awarded 85,517 shares of common stock for services rendered in 2019.

Frank Ng Employment Agreement

On November 5, 2019, the Company entered into a three-year written employment agreement (effective September 20, 2019) with Frank Ng, the Company’s Chief Executive Officer. Under the employment agreement, Mr. Ng served as the Company’s Chief Executive Officer and on its Board of Directors (the “Board”). Mr. Ng was entitled to receive an annual base salary of $300,000 and was eligible for annual bonus compensation determined by the Board (the “Bonus Payments”). Mr. Ng was entitled to participate in the Company’s benefit plans that were currently and hereafter maintained by the Company and for which he was eligible, including, without limitation, group medical, 401(k), life insurance and other benefit plans.

Under the employment agreement, if Mr. Ng’s employment was terminated by the Company for any reason other than Cause (as defined in the employment agreement), or Mr. Ng resigned as an employee of the Company for Good Reason (as defined in the employment agreement), so long as he has signed and has not revoked a release agreement, he would be entitled to receive severance comprised of one-year of his base salary, plus a prorated Bonus Payment to the extent not already paid.

On April 24, 2020, the Company and Mr. Ng entered into an amendment to the employment agreement. Pursuant to the amendment, the parties agreed that effective May 1, 2020, Mr. Ng’s annual salary was reduced by 80% to $60,000 for a six-month period.

On September 30, 2020, the Company and Mr. Ng entered into a further amendment to the employment agreement. Pursuant to the amendment, the parties agreed that effective November 1, 2020, Mr. Ng’s annual salary would be $210,000 for a six-month period, and thereafter the initial annual base salary of $300,000 set forth in the employment agreement was restored.

Mr. Frank Ng resigned as Chief Executive Officer on July 13, 2021. In connection with his resignation, the Company entered into a Release and Separation Agreement with Mr. Ng (the “Release”) pursuant to which, among other things, Mr, Ng. has agreed to provide reasonable assistance to the Company as requested in connection with the Company’s esports division, Mr. Ng released the Company from any and all claims he have against the Compan and its affiliates (subject to certain exclusions), and the Company agreed to provide Mr. Ng with certain separation benefits, including $400,000 (gross) in severance pay payable over a twelve-month period, accelerated vesting of all unvested stock options previously granted to Mr. Ng pursuant to an Option Agreement dated effective November 21, 2019, and accelerated vesting of all unvested shares of restricted stock previously granted to Mr. Ng pursuant to an Executive Restricted Stock Agreement dated August 7, 2020. The Release also provides for an amendment to the terms of the restricted stock units previous granted to Mr. Ng.

The Release contains a provision allowing us to reduce the amount of payments, consideration, compensation and benefits provided for in Release and under all other plans, arrangements and agreements applicable to Mr. Ng to the extent needed for Mr. Ng to avoid paying an excise tax under Code Section 280G, unless Mr. Ng is better off, on an after-tax basis, receiving the full amount of such payments and paying the excise taxes due.

The Release also contains a customary mutual non-disparagement provision.

Adam Pliska Employment Agreement

Adam Pliska, who served as President and CEO of the entities comprising the World Poker Tour (the “WPT Entities”) and as an executive for Ourgame prior to the Merger, and who served as President of the Company and CEO of the WPT Entities, has an Executive Engagement Agreement with Ourgame, dated as of January 24, 2018 and as amended in June 2018 (the “Pliska Employment Agreement”). Ourgame’s obligations under the Pliska Employment Agreement were assumed by the Company in connection with the Merger. On April 24, 2020, the Company, Ourgame, Trisara, and Adam Pliska entered into an Assignment and Assumption Agreement (the “Pliska Assignment”) to document the assumption by the Company of Ourgame’s obligations. Effective as of May 1, 2020, Mr. Pliska’s annual salary was reduced by 10% to approximately $377,000 for a six-month period.

In addition to the standard 401(k), healthcare, paid vacation and similar benefits provided to all employees, the Pliska Employment Agreement contained the following general terms:

•        Four-year term, expiring on January 24, 2022 (the “Term”), subject to renewal upon mutual agreement.

•        Annual salary (subject to annual review) of not less than $400,000, whereby $315,000 is paid during the Company’s normal payroll date and $85,000 is paid in two installments, at the end of each pay period in June and December of each calendar year.

•        If Mr. Pliska’s employment was terminated for any reason during the Term, he would be entitled to any payments due under the Pliska Employment Agreements, including all salary that would have been paid during the Term. After the Term or any renewal thereof, Mr. Pliska would be entitled to a severance payment of 12 month’s salary plus 12 months of benefits if his employment is terminated for any reason other than fraud, misappropriation, dishonesty, stealing and/or embezzlement (each a termination for “Cause”).

•        In the event of the termination of Mr. Pliska’s employment of the sale of WPT from Ourgame, Ourgame’s obligations to Trisara would continue; provided, however, the current maximum yearly payment would increase from $85,000 to $150,000 (adjusted yearly to higher of inflation or the deemed inflation rate of Ourgame)

•        Upon any termination of Mr. Pliska’s employment, in light of his over 15 years of experience with WPT, Trisara would continue to receive a consulting fee of $100,000 per year (subject to increase for inflation) for as long as is legally permissible, up to a maximum of forty (40) years; provided that Mr. Pliska did not take full time employment with the World Series of Poker without the written consent of WPT for so long as such payments are made.

•        Annual performance bonuses upon reaching certain EBITDA performance objectives of up to 40% of Mr. Pliska’s annual salary, as well as bonuses of up to 60% of Mr. Pliska’s base salary if he exceeded such performance objectives.

•        Grant of equity incentives in any annual grant program at a level commensurate for his title and subject to established performance standards.

•        A bonus payable to Trisara upon the sale of WPT equal to 2% of the total gross proceeds up to $45 million from the sale of the WPT business, and an additional 1% of any proceeds over $45 million. Because the WPT business was valued at $50 million for purposes of the Merger, Trisara was entitled to a payment of $950,000 in connection with the above provisions upon the closing of the Merger. This bonus was paid at the closing of the Merger by the issuance of 144,158 restricted shares of AESE common stock, which are subject to transfer and forfeiture restrictions.

•        The right to receive a profitability payment of up to $1.5 million in the event the WPT business reduced its losses or became profitable during the term of the Pliska Employment Agreement. Pursuant to Ourgame’s and WPT’s standard employee bonus policies, in early 2019, Ourgame and WPT determined that Mr. Pliska was entitled to receive the full $1.5 million payment. This bonus was paid at the closing of the Merger.

•        Unless terminated for Cause, any termination of Mr. Pliska would immediately accelerate the vesting of any unvested equity awards previously granted.

•        Mr. Pliska is prohibited during the Term from (i) becoming employed in any activity similar to or competitive with the business or activities of AESE, provided that legal services, investment services and non-poker related television shall not be deemed competitive if not engaged on a full time basis (ii) seeking to persuade any director, officer, employee, agent or independent contractor of AESE to discontinue that individual’s status or employment with AESE; (iii) hiring or retaining any such person who is at such time or was associated with AESE within one year prior to the cessation of the employment of Mr. Pliska; or (iv) soliciting (or causing or authorizing), directly or indirectly, to be solicited, for or on behalf of himself or any third party, any business from others who are then or were at any time within one (1) year prior to the cessation of Mr. Pliska’s employment, except for Mr. Pliska’s long-time assistant if he so chooses.

•        Mr. Pliska further agrees in the Pliska Employment Agreement to keep all confidential information of AESE confidential.

The Pliska Employment Agreement was assumed by Element Partners, LLC (“Element”) effective as of July 12, 2021 in connection with the Company’s sale of the WPT entities to Element. In connection with such sale transaction, Mr. Pliska also resigned as AESE’s President.

Jud Hannigan Employment Arrangement

Jud Hannigan, the Chief Executive Officer of Allied Esports International Inc., has an at-will employment arrangement with Allied Esports International, Inc. Mr. Hannigan’s current annual salary is $285,000. Effective as of May 1, 2020, Mr. Hannigan’s annual salary was reduced by 40% to approximately $171,000 for a six-month period. Mr. Hannigan is entitled to annual bonus compensation of up to 40% of his salary as determined by the Board. Mr. Hannigan participates in our employee benefit plans, policies, programs, perquisites and arrangements to the extent he meets applicable eligibility requirements.

Profit Participation Agreements

In January 2018, members of the senior management of WPT entered into Profit Participation Agreements with Ourgame, pursuant to which Ourgame agreed to pay such employees (i) a designated percentage (varying between 0.5% and 4.5%) of any profit earned by WPT during each fiscal year (terminating upon the sale, merger or other disposition of WPT), and (ii) a payment equal to that designated percentage of the proceeds from any sale, merger or other disposition of WPT in which Ourgame was paid at least $45 million. The closing of the Merger triggered such a payment to WPT senior management, at a deemed value of WPT of $50 million, and such agreements were terminated as a result of the Merger. Mr. Pliska received a payment of $2,000,120 and Deborah Frazzetta, WPT’s VP of Finance, received a payment of $490,753 in exchange for their 4.0% and 1.5% shares of such proceeds, respectively. Such payments were made in shares of restricted AESE common stock, valued at $6.59 per share, that would have otherwise been issued to Ourgame in the Merger. Mr. Pliska received 303,508 shares and Ms. Frazzetta received 74,469 shares, all of which are subject to transfer and forfeiture restrictions. Mr. Pliska’s payment was in addition to the $1.5 million payment owed to Mr. Pliska under the Pliska Employment Agreement, discussed above.

Libing (Claire) Wu Employment Agreement

On July 13, 2021, the Company appointed Libing (Claire) Wu as its Chief Executive Officer, President and General Counsel. In connection with her appointment as Chief Executive Officer, the Company entered into an employment agreement with Ms. Wu that provides for, among other things, payment to Ms. Wu of an annual base salary equal to $500,000, subject to cost-of-living adjustments applicable to Company employee salaries form time to time. Ms. Wu will be eligible to receive an annual incentive bonus of up to 60% of her annual salary, determined at the discretion of the Board of Directors and subject to the attainment of certain Board objectives.

Ms. Wu received a $200,000 bonus payable upon commencement of her employment. Also upon commencement of her employment, Ms. Wu was granted 80,000 shares of common stock of the Company which are subject to transfer and forfeiture restrictions that are scheduled to lapse in their entirety on August 16, 2022, and options to purchase up to 200,000 shares of the Company’s common stock at an exercise price of $2.21 per share that are scheduled to vest in four equal annual installments commencing on the one year anniversary of the grant date. The restricted stock and stock option grants were made under the Company’s 2019 Equity Incentive Plan. Ms. Wu will also be eligible to participate in the standard employee benefit plans generally available to executive employees of the Company.

Under her employment agreement, if Ms. Wu’s employment is terminated by the Company for any reason other than Cause (as defined in the employment agreement), or Ms. Wu resigns as an employee of the Company for Good Reason (as defined in the employment agreement), so long as she has signed and has not revoked a release agreement, she will be entitled to receive severance in the form of continued base salary payments over a period of 18 months, and the vesting of all of her stock options and restricted stock grants will automatically accelerate.

If payments or benefits provided by the Company to Ms. Wu pursuant to her employment agreement constitute “parachute payments” within the meaning of Section 280G of the Code that would be subject to the excise tax imposed under Section 4999 of the Code (collectively, the “Excise Tax”), the parachute payments will be reduced to an amount such that the aggregate of the parachute payments does not exceed 2.99 times the “base amount,” as defined in Code Section 280G.

The employment agreement provides that that the Company will use its commercially reasonable efforts to cause Ms. Wu to be elected as a member of the Board of Director throughout her term of employment.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2020, the Company’s named executive officers had outstanding the following option and/or stock awards:

	Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options exercisable (#) (b)	Number of securities underlying unexercised options unexercisable (#) (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (j)
Kwok Leung Frank Ng	—	—	40,000	5.66	9/20/2029	21,202	—	—	55,125
	—	—	300,000	4.09	11/21/2029	—	—	—	—
Judson Hannigan	—	—	170,000	4.09	11/21/2029	23,042	—	—	50,000
Adam Pliska	—	—	40,000	5.66	9/20/2029	11,521	—	—	25,000
	—	—	170,000	4.09	11/21/2029	—	—	—	—

Director Compensation

The following table sets forth information regarding the compensation earned for service on our Board of Directors by our non-employee directors during the year ended December 31, 2020.

Director Compensation Table
Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($)(1) (c)		Option awards ($) (d)		Non-equity incentive plan compensation ($) (e)	Nonqualified deferred compensation earnings ($) (f)	All other compensation ($) (g)	Total ($) (h)
Bradley Berman	—	—		—		—	—	—	—
Lyle Berman	—	20,000	(2)	—		—	—	—	20,000
Yinghua Chen		20,000	(3)	30,593	(4)				50,593
Ho Min Kim(5)	—	—		—		—	—	—	—
Tae Hyung Steve Kim		20,000	(3)	30,593	(4)				50,593
Joseph Lahti	—	—		—		—	—	—	—
Benjamin Oehler	—	—		—		—	—	—	—
Maya Rogers(5)	—	—		—		—	—	—	—
Kan Hee Anthony Tyen(6)	—	—		—		—	—	—	—
Eric Yang(3)(6)	—	—		—		—	—	—	—

____________

(1)      The amounts shown represent compensation expense recognized for financial statement purposes under ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions relating to our valuations of these stock awards and stock awards, please see Note 16 to the financial statements included in this Report. These amounts reflect our accounting expense for these stock awards and option awards and do not correspond to the actual value that may be recognized by the directors.

(2)      Represents grant date value of 14,286 shares of common stock granted on September 24, 2020.

(3)      Represents grant date value of 9,479 shares of restricted common stock of the Company pursuant to a Restricted Stock Agreement dated effective July 1, 2020 for director services, which vested on July 1, 2021 as such director remained a director at such time.

(4)      Represents the grant date value of an option to purchase 40,000 shares of common stock, which vest in four equal installments on each one-year anniversary of issuance.

(5)      Ho Min Kim and Maya Rogers resigned as members of our Board of Directors effective May 5, 2021.

(6)      Kan Hee Anthony Tyen and Eric Yang resigned as members of our Board of Directors effective June 30, 2020.

Executive Officer and Director Compensation of BRAC pre-Merger

Commencing on October 4, 2017 and continuing through the consummation of the Merger in August 2019, BRAC paid Black Ridge, its sponsor, an aggregate fee of $10,000 per month for providing us with office space and certain office and secretarial services. This arrangement was solely for our benefit and was not intended to provide compensation to our executive officers or directors. Other than the $10,000 per month administrative fee, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, was paid to members of BRAC’s officers or directors or their respective affiliates, for services rendered prior to or in connection with the consummation of the Merger. However, they received reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There was no limit on the amount of out-of-pocket expenses reimbursable by us.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Independence of Directors

When considering whether directors have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, our Board of Directors focuses primarily on the information discussed in each of the directors’ individual biographies set forth above.

Nasdaq listing standards require that a majority of our Board of Directors be “independent directors” as defined by The Nasdaq Marketplace Rules. We currently have nine “independent directors”, Messrs. Bradley Berman, Lyle Berman, Yinghua Chen, Joseph Lahti, Jerry Lewin, Yangyang Li, Jingsheng (Jason) Lu, Alexander Misch, and Benjamin Oehler.

Board Leadership Structure and Risk Oversight

Lyle Berman serves as Chairman of our Board of Directors and Libing (Claire) Wu serves as our Chief Executive Officer. We believe that separating the positions of Chairman of the Board and Chief Executive Officer separate will permit our Chief Executive Officer to concentrate her efforts primarily on managing business operations and development. This will also allow us to maintain an independent Chairman of the Board who oversees, among other things, communications and relations between our Board of Directors and senior management, consideration by our Board of Directors of the company’s strategies and policies, and the evaluation of our principal executive officers by our Board of Directors.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2020, the Board of Directors held 21 meetings. We expect our directors to attend all Board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend.

We have a separately standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which is comprised of independent directors. Each of the Company’s committees has a separately adopted charter which is available on the Company’s website at ir.alliedesportsent.com.

Audit Committee

Our Audit Committee consists of Benjamin Oehler (Chair), Yinghua Chen, Joseph Lahti, Jerry Lewin, and Jingsheng (Jason) Lu.

The Audit Committee will, at all times, be composed exclusively of “independent directors,” as defined for Audit Committee members under the Nasdaq listing standards and the rules and regulations of the SEC, who are “financially literate,” as defined under Nasdaq’s listing standards. Nasdaq’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that each member of the Audit Committee satisfies Nasdaq’s definition of financial sophistication and that Benjamin Oehler qualifies as an “Audit Committee financial expert” as defined under rules and regulations of the SEC.

Pursuant to our Audit Committee charter, responsibilities of the Audit Committee include:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of our independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

During the fiscal year ended December 31, 2020, the Company’s Audit Committee held five meetings. Each of our Audit Committee members attended all of the meetings of the Audit Committee in fiscal year 2020.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audit and the audited financial statements for the year ended December 31, 2020 with Company management and representatives of Marcum LLP, including a discussion related to the accounting principles used that are unique to this industry.

The Audit Committee has received and reviewed the written disclosures and written communication from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence.

The Audit Committee has discussed with representatives of Marcum LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee regularly met independently with Company management and with representatives of Marcum LLP, and also in executive session with only committee members present.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2020.

This report has been furnished by the Audit Committee of the Board of Directors.

The Audit Committee:
Benjamin Oehler (Chair)
Yinghua Chen
Joseph Lahti
Jerry Lewin*
Jingsheng (Jason) Lu*

____________

*        Neither Messrs. Lewin nor Lu were members of the Audit Committee at the time the Audit Committee recommended to the Board that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Principal Accountant Fees and Services

The firm of Marcum LLP acts as our independent registered public accounting firm. The following is a summary of fees billed by Marcum LLP for the years ended December 31, 2020 and 2019.

The following table presents the aggregate fees billed by Marcum LLP for the years ended December 31, 2020 and 2019:

	2020	2019
Audit Fees(1)	$284,505	$364,620
Audit-Related Fees(2)	—	31,930
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$284,505	$395,550

____________

(1)      Audit Fees consist of fees for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)      Audit-Related Fees consist principally of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but not reported under the caption Audit Fees above. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)      Tax Fees typically consist of fees for tax compliance, tax advice, and tax planning.

(4)      All Other Fees typically consist of fees for permitted non-audit products and services provided.

Pre-Approval Policy

The audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Committee Information

Our Compensation Committee consists of Jerry Lewin (Chair), Bradley Berman, Yangyang Li, and Alexander Misch.

Each of the members of the Compensation Committee is independent under the applicable Nasdaq listing standards. The Compensation Committee has a written charter. The Compensation Committee’s duties, which are specified in the Compensation Committee charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating the Company’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Company’s Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

Nominating and Corporate Governance Committee Information

Yinghua Chen (Chair), Lyle Berman, Yangyang Li, Jingsheng (Jason) Lu, and Alexander Misch serve as members of our Nominating and Corporate Governance Committee. Each member of such committee is independent under the applicable Nasdaq listing standards. The Nominating and Corporate Governance Committee has a written charter. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. During the fiscal year ended December 31, 2020, the Nominating and Corporate Governance Committee met one time.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee charter, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating and Corporate Governance Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Corporate Governance Committee does not distinguish among nominees recommended by stockholders and other persons.

Our Nominating and Corporate Governance Committee will consider recommendations by stockholders of candidates for election to the Board of Directors. Any stockholder who wishes that the Nominating and Corporate Governance Committee consider a candidate must follow the procedures set forth in our bylaws. Under our bylaws, if a stockholder plans to nominate a person as a director at a meeting, the stockholder is required to place a proposed director’s name in nomination by written request delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s nomination must also satisfy the substantive requirements set forth in our bylaws.

Ability of Stockholders to Communicate with our Board of Directors

Our Board of Directors has established several means for stockholders and others to communicate with our Board of Directors. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chair of our Audit Committee in care of our Secretary at the address of our principal executive offices. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board of Directors in care of our Secretary at the address of our principal executive offices. If a stockholder wishes to provide input with respect to our executive compensation policies and programs, input should be submitted in writing to the Chair of our Compensation Committee in care of our Secretary at the address of our principal executive offices. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address of our principal executive offices. All stockholder communications sent in care of our Company Secretary will be forwarded promptly to the applicable director(s).

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of the Record Date, for:

•        each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

•        each of our “named executive officers” as identified in the summary compensation table; and

•        all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of the Record Date (August 23, 2021). Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of the Record Date are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

As of the Record Date, we had 39,141,907 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Five Percent Stockholders:
Roy Choi(2)	5,072,048	12.9%
Primo Vital Limited(3)	15,112,163	35.8%
Directors and Named Executive Officers:
Bradley Berman(4)	82,325	*
Lyle Berman(4)	1,115,459	2.8%
Yinghua Chen(5)	35,302	*
Jud Hannigan(6)	236,725	*
Anthony Hung(7)	97,857	*
Joseph Lahti(4)	82,325	*
Jerry Lewin	—	—
Yangyang Li(8)	15,112,163	35.8%
Jingsheng Lu(9)	15,112,163	35.8%
Alexander Misch	—	—
Benjamin S. Oehler(4)	82,325	*
Adam Pliska(10)	452,062	1.1%
Libing (Claire) Wu(11)	80,050	*
All current directors and executive officers, as a group (13 individuals)(12)	17,376,593	41.5%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 17877 Von Karman Avenue, Suite 300, Irvine, California, 92614. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)      Based on a joint Schedule 13G filed on January 29, 2021 by Knighted Pastures LLC and Roy Choi. Includes 190,000 five-year warrants to purchase shares of Company common stock at a price per share of $11.50 that are currently exercisable.

(3)      Based on a joint Schedule 13D filed on September 18, 2019. Includes warrants to purchase 3,125,640 shares of common stock that are currently exercisable.

(4)      Includes options to purchase 20,000 shares of common stock that are exercisable within 60 days after the Record Date.

(5)      Shares options to purchase 10,000 shares of common stock that are exercisable within 60 days after the Record Date.

(6)      Shares include (i) 90,350 five-year warrants to purchase shares of Company common stock at a price per share of $11.50 issued in the merger with Allied Esports Media, Inc. on August 9, 2019 (the “Merger”), and (ii) options to purchase 42,500 shares of common stock that are exercisable within 60 days after the Record Date.

(7)      Includes options to purchase 42,500 shares of common stock that are exercisable within 60 days after the Record Date.

(8)      Mr. Li is the current Chairman, and an Executive Director of Ourgame International Holdings Limited (“Ourgame”), the beneficial owner of Primo Vital Limited (“Primo”). Mr. Li may exercise voting and dispositive power over the shares beneficially owned by Primo, and disclaims any beneficial ownership in such shares except to the extent of his pecuniary interest.

(9)      Mr. Lu is the current Chief Executive Officer of Ourgame, the beneficial owner of Primo. Mr. Lu may exercise voting and dispositive power over the shares beneficially owned by Primo, and disclaims any beneficial ownership in such shares except to the extent of his pecuniary interest.

(10)    Shares include (i) 95,000 shares issuable upon the exercise of warrants to purchase common stock at a price per share of $11.50 issued on August 9, 2019 to Mr. Pliska that are currently exercisable; (ii) 7,024 five-year warrants to purchase shares of Company common stock at a price per share of $11.50 issued on August 9, 2019 that are currently exercisable; (iii) 38,000 warrants issued to The Lipscomb/Viscoli Children’s Trust (the “Trust”), of which Mr. Pliska is trustee, to purchase shares of Company common stock at a price per share of $11.50 that are currently exercisable; and (iv) options to purchase 190,000 shares of common stock that are exercisable within 60 days after the Record Date. Mr. Pliska serves as a director of the Company and disclaims any pecuniary interest in the warrants set forth in item (iii).

(11)    Shares include 80,000 shares of common stock that are subject to transfer and forfeiture restrictions that lapse on August 16, 2022.

(12)    Consists of shares beneficially owned by our current directors and current executive officers.

CERTAIN TRANSACTIONS

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board of Directors (or the Nominating and Corporate Governance Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “conflict of interest” exists when a person’s private interests interfere in any way (or appear to interfere) with the interests of the Company. A conflict of interest can arise when an officer, director or employee takes actions or has personal interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise when an officer, director or employee, or members of his or her family, receives improper personal benefits as a result of his or her position at the Company.

Our Nominating and Corporate Governance Committee will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The Nominating and Corporate Governance Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the Nominating and Corporate Governance Committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Transactions with Related Persons

Since January 1, 2020, we have engaged in the following transactions with our directors, executive officers and holders of 5% or more of our voting securities, and affiliates of our directors, executive officers and holders of 5% or more of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

On September 30, 2020, Peerless Media Limited (“Peerless”), a subsidiary of WPT Enterprises, Inc. through which the WPT engages in international operations, entered into a two-year Regional License Agreement with Ourgame, pursuant to which Ourgame was granted the non-exclusive right to host WPT-branded live poker tournaments in Macau. Under the terms of the agreement, Ourgame will share between 30% and 50% (depending on the type of event held) of revenue generated from the WPT-branded events in Macau with Peerless, as well as pay Peerless fees per event ranging from $20,000 USD to $35,000 USD depending on the type of event. There is no obligation for Ourgame to put on the events, and the agreement provides for standard cross-marketing and promotional obligations of the parties.

Noble Link Notes

Prior to the Merger, Noble Link and its wholly owned subsidiaries Peerless Media Limited, Club Services, Inc. and WPT Enterprises, Inc. operated the poker-related business of the Company. On May 15, 2019, Noble Link issued a series of secured convertible promissory notes (the “Noble Link Notes”) whereby investors provided Noble Link with $4 million to be used for the operations of Allied Esports and WPT, of which one Noble Link Note in the amount of $1 million was issued to the wife of a related party who formerly served as co-CEO of the Former Parent and a Director of Noble Link. Pursuant to the original terms of the Noble Link Notes, the Noble Link Notes accrued annual interest at 12%; provided that no interest would payable in the event the Noble Link Notes were converted into the Company’s common stock. The Noble Link Notes were due and payable on the first to occur of (i) the one-year anniversary of the issuance date, or (ii) the date on which a demand for payment was made during the time period beginning on the closing date of the Merger (the “Closing Date”) and ending on the date that was three (3) months after the Closing Date. As security for purchasing the Noble Link Notes, the investors received a security interest in Allied

Esports’ assets (second to any liens held by the landlord of the Las Vegas arena for property located in that arena), as well as a pledge of the equity of all of the entities comprising WPT, and a guarantee of the Ourgame and BRAC. Upon the closing of the Merger, the Noble Link Notes were convertible, at the option of the holder, into shares of the Company’s common stock at $8.50 per share.

Pursuant to an Amendment and Acknowledgement Agreement dated August 5, 2019 (the “Amendment and Acknowledgement Agreement”), the Noble Link Notes were amended to extend their maturity dates to August 23, 2020 (the “Maturity Date”). The Noble Link Notes are convertible into shares of the Company’s common stock at the election of the holders at any time between the Closing Date and the Maturity Date at a conversion price of $8.50 per share. Further, the minimum interest to be paid under each Noble Link Note shall be the greater of (a) 18 months of accrued interest at 12% per annum; or (b) the sum of the actual interest accrued plus six months of additional interest at 12% per annum. The Company recorded interest expense of $411,433 and $469,296, respectively, related to the Noble Link Notes during the three and nine months ended September 30, 2019.

Pursuant to the note purchase agreements entered into by the purchasers of the Noble Link Notes (the “Noteholders” and such agreements, the “Note Purchase Agreements”), upon the consummation of the Merger, each Noteholder received a five-year warrant to purchase their proportionate share of 532,000 shares of the Company’s common stock. In addition, pursuant to the Note Purchase Agreements, each Noteholder is entitled to its proportionate share of 3,846,153 shares of the Company’s common stock if such Noteholder’s Noble Link Note is converted into the Company’s common stock and, at any time within five years after the date of the closing of the Merger, the last exchange-reported sale price of the Company’s common stock equals or exceeds $13.00 for thirty (30) consecutive calendar days.

Put Option Agreement

On February 25, 2020 (the “Effective Date”), the Company entered into a Put Option Agreement (the “Agreement”) with Lyle Berman, Chairman of the Company’s Board of Directors. Under the Agreement, the Company has an option (the “Option”), in its discretion, to sell shares of its common stock (the “Option Shares”) to Mr. Berman for aggregate gross proceeds of up to $2.0 million, at a purchase price of $1.963 per Option Share. The Company will be required to exercise the Option, if at all, no later than April 9, 2020, at which time the Option will expire. The Company has no obligation to sell any Option Shares under the Agreement. If the Company exercises the Option, it must do so in full (and not in part), subject to the Exchange Limitations (as defined below). On March 9, 2020, the Company exercised the Option by delivering an Option election notice to Mr. Berman. On April 7, 2020, the parties executed an amendment to the Agreement and agreed to hold the closing (the “Closing”) no later than May 15, 2020.

The Agreement limits the Company’s ability to issue shares (and Mr. Berman’s obligation to purchase such shares) as follows (the “Exchange Limitations”):

(1)    The total number of shares that may be issued under the Agreement will be limited to 19.99% of the Company’s outstanding shares on the date the Agreement is signed (the “Exchange Cap”), unless stockholder approval is obtained to issue shares in excess of the Exchange Cap;

(2)    The Company may not issue and Mr. Berman may not purchase Option Shares to the extent that such issuance would result in Mr. Berman and his affiliates beneficially owning more than 19.99% of the then issued and outstanding shares of the Company’s common stock unless (i) such ownership would not be the largest ownership position in the Company, or (ii) stockholder approval is obtained for ownership in excess of 19.99%; and

(3)    The Company may not issue and Mr. Berman may not purchase any Option Shares if such issuance and purchase would be considered equity compensation under the rules of The Nasdaq Stock Market unless stockholder approval is obtained for such issuance.

The number of Option Shares to be issued by the Company and purchased by Mr. Berman at the Closing will be appropriately reduced in order to comply with the Exchange Limitations. The Option Shares would be issued pursuant to available exemptions from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. The Company’s stockholders have approved the issuance of the Option Shares and the Exchange

Limitations will not apply. On March 9, 2020, the Company delivered to Mr. Berman a notice of its exercise of the Option, and at the Closing Mr. Berman is required to purchase an aggregate of 1,018,848 Option Shares at $1.963 per Option Share.

Pursuant to the Agreement, Mr. Berman has agreed that, without the prior written consent of the Company, he will not, during the period commencing on the date of issuance of the Option Shares, and ending six months after the date of such issuance, (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, the Option Shares; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Option Shares; or (3) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to the Option Shares.

On May 15, 2020, the parties held the Closing and the Company sold to Mr. Berman 1,018,848 Option Shares at $1.963 per Option Share, for total gross proceeds of $2,000,000.

Secured Convertible Bridge Notes — Amendments, Modification and Conversions

In addition to the Noble Link Notes (described above), on October 11, 2018, the former owners of certain of the Company’s subsidiaries issued a series of secured convertible promissory notes (such notes, together with the Noble Link Notes, the “Bridge Notes”) to several investors (such investors, together with the Noteholders, collectively the “Bridge Note Holders”) for gross proceeds of $10 million. The Bridge Notes were initially due and payable on the one-year anniversary of the issuance date. The Bridge Notes were subsequently assumed by the Company, and payments were deferred until August 23, 2020 (the “Bridge Maturity Date”). The Bridge Notes are convertible into shares of the Company’s common stock at a conversion price of $8.50 per share. Further, the minimum interest to be paid under each Bridge Note shall be the greater of (a) 18 months of accrued interest at 12% per annum; or (b) the sum of the actual interest accrued plus six months of additional interest at 12% per annum; provided that no interest is payable in the event the Bridge Notes are converted into Company common stock.

As security for purchasing the Bridge Notes, the investors received a security interest in the Company’s assets (second to any liens held by the landlord of the Company’s Las Vegas arena for property located in that arena), as well as a pledge of the equity of all of the entities comprising WPT.

If the Bridge Note Holders elect to convert their Bridge Notes into common stock, they would be entitled to receive additional shares of common stock equal to the product of (i) 3,846,153 shares, multiplied by (ii) the Bridge Note Holder’s investment amount, divided by (iii) $100,000,000, if, at any time prior to August 9, 2024, the last exchange-reported sale price of common stock trades at or above $13.00 for 30 consecutive calendar days.

Each Bridge Note Holder received a warrant to purchase shares of common stock in an amount equal to the product of (i) 3,800,000 shares, multiplied by (ii) the Bridge Note Holder’s investment amount, divided by (iii) $100,000,000. The warrants have a term of five years, an exercise price of $11.50 per share, and became exercisable as of September 9, 2019. On June 8, 2020, the Company and the holders (the “Extending Bridge Noteholders”) of two Bridge Notes in the aggregate principal amount of $2,000,000 (together, the “Extended Bridge Notes”), each entered into a Secured Convertible Note Modification (Extension) Agreement with the Company (together, the “Bridge Note Extensions”) pursuant to which, among other things, the Extending Bridge Noteholders agreed to extend the maturity date of their respective Extended Bridge Note until February 23, 2022. Interest on the Extended Bridge Notes will continue to accrue at 12.0% per year and may be prepaid without penalty. The remaining provisions of the Extended Bridge Notes remain unchanged and in effect. One of the Extending Bridge Noteholders is Man Sha, the spouse of Frank Ng, the Company’s Chief Executive Officer and Director.

On April 29, 2020, the Company and Knighted Pastures, LLC (“Knighted”), the holder of a $5,000,000 Bridge Note, entered into a Secured Convertible Note Modification and Conversion Agreement (the “Amendment”), in which Knighted agreed to convert $2,000,000 of the principal amount of its Bridge Note into shares of the Company’s common stock at a reduced conversion price of $1.60 per share, and the Company issued to Knighted 1,250,000 shares of common stock. Interest on the converted amount continued to accrue, and all accrued and unpaid interest under the Note (including interest accrued on the converted amount) was due on the then maturity date of August 23, 2020. On May 22, 2020, the Company and Knighted subsequently entered into a Secured Convertible Note Modification and Conversion Agreement No. 2 (the “Second Amendment”). Pursuant to the Second Amendment, Knighted agreed to convert the remaining $3,000,000 of outstanding principal under its Bridge Note into shares of the Company’s common stock at a conversion price of $1.40 per share, and the Company issued to Knighted 2,142,858 shares of common stock. Such conversion resulted in Knighted being a holder of 5% or more of our voting securities. On June 8, 2020, the Company and Knighted entered into Secured Convertible Note Modification Agreement No. 3 (the “Third Amendment”), pursuant to which Knighted agreed to defer payment of all interest payable to Knighted on August 23, 2020 ($1,421,096) until February 23, 2022. Such amount will accrue interest at the annual rate of 12% and may be prepaid without penalty. The remaining amounts due under Knighted’s Bridge Note, as amended, are no longer convertible into shares of common stock.

The Company previously registered for resale an aggregate of 588,236 shares of common stock upon conversion of the Knighted Note at $8.50 per share, and agreed to file an amendment to the registration statement on Form S-1 filed May 1, 2020 to register for resale the remaining shares that have been issued to Knighted as a result of its conversion of the Knighted Note, including the shares issued pursuant to the Amendment and Second Amendment. The Company filed the amendment to the registration statement on June 10, 2020 and it was declared effective by the SEC on June 11, 2020.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2020, the following filings were delinquent: Form 3s filed by Judson Hannigan, Tae Hyung Kim and Roy Choi; and Form 4s filed by Lyle Berman (3 transactions), Yinghua Chen (2 transactions), Tae Hyung Kim (2 transactions), and Judson Hannigan (1 transaction).

PROPOSALS OF STOCKHOLDERS

Proposals by stockholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2022 annual stockholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws. To be timely under Rule 14a-8, a stockholder proposal must be received by our Secretary at 17877 Von Karman Avenue, Suite 300, Irvine, California, 92614, by August 23, 2021. However, if the date of our 2021 annual stockholders’ meeting is changed by more than 30 days from the date of the Annual Meeting, then the deadline for submitting a stockholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2021 annual stockholders’ meeting, which deadline will be disclosed prior to such in one of our SEC filings.

Under our Bylaws, if a stockholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at our annual stockholders’ meeting (including director nominations), that stockholder must have given timely notice of the proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.

Notices of stockholder proposals and stockholder nominations for directors must comply with the informational and other requirements set forth in our Bylaws as well as applicable statutes and regulations. Due to the complexity of the respective rights of the stockholders and our Company in this area, any stockholder desiring to propose actions or nominate directors is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

DISCRETIONARY PROXY VOTING AUTHORITY/UNTIMELY
STOCKHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934 governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. The Rule provides that if a proponent of a proposal fails to notify us of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to our 2021 annual stockholders’ meeting, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by September 21, 2021, the management proxies will be allowed to use their discretionary authority as outlined above. However, if the date of our 2021 annual stockholders’ meeting is changed by more than 30 days from the date of the Annual Meeting, then the deadline for submitting a stockholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2021 annual stockholders’ meeting.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the proxy, proxy statement, Annual Report and other material that may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by us for their expenses in doing so. Proxies may be solicited personally, by email or by special letter.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

HOUSEHOLDING OF MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the proxy statement to any Company stockholder upon written or oral request to our Corporate Secretary, at Allied Esports International, Inc., 17877 Von Karman Avenue, Suite 300, Irvine, California, 92614, telephone: (949) 225-2600. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

By Order of the Board of Directors
/s/ Libing (Claire) Wu
Libing (Claire) Wu
Chief Executive Officer

Annex A

ALLIED ESPORTS ENTERTAINMENT, INC.

2019 Equity Incentive Plan
(Marked to show proposed amendment)

Section 1.    Purpose; Definitions.

1.1.    Purpose.    The purpose of the Plan is to enable the Company to offer to employees, officers, and directors of, and consultants to, the Company and its Subsidiaries whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire an equity interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2.    Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means a corporation, limited liability company, or other entity that controls, is controlled by, or is under common control with the Company or any of its Subsidiaries.

(b) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c) “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total Fair Market Value or combined voting power of the stock of the Company. A Change of Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, the Treasury Regulations thereunder, and any other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department.

(g) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h) “Common Stock” means the Common Stock of the Company, par value $0.0001 per share.

(i) “Company” means Allied Esports Entertainment, Inc., a corporation organized under the laws of the State of Delaware.

(j) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k) “Effective Date” means the date determined pursuant to Section 11.1.

(l) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities

Annex A-1

exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m) “Holder” means a person who has received an award under the Plan.

(n) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q) “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s) “Plan” means this 2019 Equity Incentive Plan, as hereinafter amended from time to time.

(t) “Repurchase Value” means the Fair Market Value if the award to be settled under Section 2.2(g) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock, means the greater of the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights, means the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u) “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(w) “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(x) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(y) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) or, at the Company’s election, cash in the amount of the SAR Value.

(z) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan. Stock Options may be Incentive Stock Options or Non-qualified Stock Options.

Annex A-2

(aa) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb) “vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.    Administration.

2.1.    Committee Membership.    The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2.    Powers of Committee.    The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan) to:

(a) select the officers, employees, directors, and consultants of the Company or Subsidiary to whom Stock Options, Stock Appreciation Rights Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) interpret this Plan and the terms of awards granted hereunder;

(d) determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(e) make all determinations with respect to a Holder’s service and the termination of such service for purposes of any award;

(f) determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company and/or Subsidiary outside of this Plan;

(g) make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value;

(h) accelerate the vesting or exercisability of any award at any time, and make decisions with respect to outstanding awards that may become necessary upon a Change of Control, Asset Sale, or an event that triggers anti-dilution adjustments under the terms of an outstanding award;

(i) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any award thereunder;

(j) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan;

(k) subject to the terms of the Plan, amend the terms of an award in any manner that is not inconsistent with the Plan;

(l) adopt such procedures, modifications or sub-plans as are necessary or appropriate to permit participation in the Plan by eligible persons who are foreign nationals or employed outside of the United States; and

Annex A-3

(m) generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or awards.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

2.3.    Interpretation of Plan.

(a) Committee Authority.    Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company and its Subsidiaries and the Holders.

(b) Incentive Stock Options.    Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) nor any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

2.4    Award Agreements.    The terms and conditions of each award made hereunder, as determined by the Committee, shall be set forth in an Agreement, which shall be delivered to the Holder receiving such award upon, or as promptly as reasonably practicable following, the grant of such award. The effectiveness of an award shall be subject to the Holder’s acceptance of the Agreement, unless otherwise provided in the Agreement.

2.5    Indemnification.    In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Delaware law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit, or proceeding or in connection with any appeal therein, to which the members of the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any award granted under the Plan, and against all amounts paid by the members of the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the members of the Committee in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member of the Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit, or proceeding, such members of the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding. The Company shall advance expenses to members of the Committee in connection with the Company’s indemnification obligations hereunder; provided that such member agrees in writing to reimburse the Company for such advances if such member if ultimately not entitled to indemnification hereunder.

Section 3.    Stock Subject to Plan.

3.1.    Number of Shares.    The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to ~~3,463,305~~ 7,800,000 shares of Common Stock (the “Shares”). Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

3.2.    Recycling Provision.    If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited,

Annex A-4

or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any Shares surrendered by a Holder or withheld by the Company or its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan shall not be available for subsequent awards under the Plan.

3.3.    Adjustment Upon Changes in Capitalization, Etc.    In the event of any Common Stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.4.    Administrative Stand Still.    In the event of any changes in capitalization described above in Section 3.3, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.5.    Substitute Awards.    In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

3.7    Incentive Stock Option Limit.    No more than 5,000,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5.    Stock Options.

5.1.    Grant.    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Agreement for a Stock Option shall indicate whether the Stock Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option. To the extent that any Stock Option intended to

Annex A-5

qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option, and the Company shall have no liability to the Holder arising from such failure of the Stock Option to qualify as an Incentive Stock Option.

5.2.    Terms and Conditions.    Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term.    The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b) Exercise Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a two- to five-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines in its sole discretion.

(d) Method of Exercise.    Subject to the installment, exercise and waiting period provisions as set forth in the Agreement, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan or a reduction of the number of shares of Common Stock otherwise deliverable upon exercise of such Option) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

(e) Stock Payments.    Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability.    Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the

Annex A-6

Committee may establish and the execution of such documents as the Committee may require, and in any case the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death.    If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability.    If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement.    Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination.    Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Incentive Stock Options.    The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Subsidiaries) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

(l) Buyout and Settlement Provisions.    The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

Annex A-7

(m) Rights as Stockholder.    A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6.    Stock Appreciation Rights.

6.1.    Grant.    Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option (“Related Right”) or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2.    Terms and Conditions.    Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability.    Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement. Notwithstanding the foregoing, a Related Right shall be exercisable only to the same extent as the related Option, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options, and provided that the Holder surrenders the applicable portion of the related Stock Option upon exercise of the Related Right. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(b) Termination.    All or a portion of a Related Right shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7.    Restricted Stock; Restricted Stock Units.

7.1.    Grant.    Shares of Restricted Stock and Restricted Stock Units may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, any Restriction Period, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. In addition, the Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock Units will be awarded, and the vesting and forfeiture conditions during the applicable Restriction Period, as set forth in an Agreement.

7.2.    Restricted Stock Terms and Conditions.    Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates.    Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder.    Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the

Annex A-8

exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture.    Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3.    Restricted Stock Units Terms and Conditions.    Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a) Settlement.    The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b) No Rights as a Stockholder.    A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit. No shares of Common Stock will be issued at the time a Restricted Stock Unit is granted.

(c) Dividend Equivalents.    If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the Agreement.

(d) Forfeiture.    Upon the expiration of the Restriction Period with respect to each award of Restricted Stock Units, if the applicable restrictions, terms, and conditions have not been met, all or part of such Restricted Stock Units shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock Units that shall have been so forfeited.

7.4    Removal of Restrictions.    The Committee may remove any or all of the restrictions on Restricted Stock or Restricted Stock Units upon the determination that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate.

Section 8.    Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Annex A-9

Section 9.    Accelerated Vesting and Exercisability.

9.1.    Non-Approved Transactions.    If there is a Change of Control, and the Board does not authorize or otherwise approve such transaction, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2.    Approved Transactions.    In the event of an Asset Sale or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3.    Code Section 409A.    Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10.    Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 11.    Term of Plan.

11.1.    Effective Date.    The Effective Date of the Plan shall be December 19, 2018, subject to the approval of the Plan by the Company’s stockholders on or prior to the one-year anniversary of the Effective Date. Only Stock Options may be granted under the Plan prior to such approval of the Plan by the Company’s stockholders; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2.    Termination Date.    Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Annex A-10

Section 12.    General Provisions.

12.1.    Written Agreements.    Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2.    Unfunded Status of Plan.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. Neither the Company, the Board, nor the Committee shall be required to establish any special or separate fund or to segregate any assets to ensure the performance of obligations under the Plan. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3.    Employees.

(a) Engaging in Competition with the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.    If a Holder’s employment with the Company or Subsidiary is terminated for any reason whatsoever, and Holder (i) within three months after the date thereof, accepts employment with any competitor of, or otherwise engages in competition with, the Company, any Subsidiary, or any Affiliate thereof, (ii) within two years after the date thereof, solicits any customers or employees of the Company, any Subsidiary, or any Affiliate thereof to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) at any time uses or discloses to anyone outside the Company any confidential information of the Company, any Subsidiary, or any Affiliate thereof in violation of the Company’s policies or any agreement between the Holder and the Company or Subsidiary, the Committee, in its sole discretion, may require such Holder to return (through the payment of cash, return and transfer to the Company of shares of Common Stock or by other methods determined by the Committee) to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares subject to the award on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, shall, at the Company’s election, return the full amount paid to the Holder in connection therewith.

(b) Termination for Cause.    If a Holder’s employment with the Company or Subsidiary is terminated for “cause” (as may be defined in the Agreement or an employment agreement entered into by the Holder), the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such Shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option or (3) in the case of SARs, return the full amount paid to the Holder in connection therewith.

(c) No Right of Employment.    Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, or Subsidiary any right to continued employment with the Company or Subsidiary, nor shall it interfere in any way with the right of the Company or Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4.    No Fractional Shares.    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

Annex A-11

12.5.    Limitations on Liability.

(a) Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate, or member of the Committee, will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary, Parent or Affiliate and member of the Committee that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b) Neither the Company nor any Subsidiary shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.6.    Lock-Up Period.    The Company may, at the request of any underwriter, placement agent or otherwise, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty (180) days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.7.    Data Privacy.    As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Subsidiaries, Affiliates, and any Parent exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries, Affiliates, and any Parent may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Subsidiaries, Affiliates, and any Parent; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a transfer agent, broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.7 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.7. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.8.    Successor.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

Annex A-12

12.9.    Investment Representations; Company Policy.    The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.10.    Additional Incentive Arrangements.    Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.11.    Withholding Taxes.    Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.12.    Clawback.    Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.13.    Governing Law.    The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.14.    Other Benefit Plans.    Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.15.    Non-Transferability.    Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.16.    Applicable Laws.    The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.17.    Conflicts.    If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

Annex A-13

12.18.    Compliance with Section 409A of the Code.    The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Holder holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Holder’s “separation from service” or, if earlier, the date of the Holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

12.19.    Sub-Plans.    The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.20.    Non-Registered Stock.    The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.21.    Non-Uniform Treatment.    The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements, in each case as it determines in its sole and absolute discretion.

Annex A-14

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail ALLIED ESPORTS ENTERTAINMENT, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 13, 2021. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/alliedesportsent/2021 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Election of Class B Directors (1) Bradley Berman (2) Joseph Lahti (3) Jingsheng (Jason) Lu (4) Alexander Misch FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) The proposal to approve and adopt an amendment to the Company’s 2019 Equity Incentive Plan (the Plan”) to increase the number of authorized shares under the Plan to 7.8 million shares of common stock. FOR AGAINST ABSTAIN CONTROL NUMBER Signature_______________________________ Signature, if held jointly__________________________________ Date____________2021.Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/alliedesportsent/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ALLIED ESPORTS ENTERTAINMENT, INC. The undersigned appoints Libing (Claire) Wu and Anthony Hung, and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Allied Esports Entertainment, Inc. held of record by the undersigned at the close of business on August 23, 2021 at the Annual Meeting of Stockholders of Allied Esports Entertainment, Inc. to be held on October 14, 2021, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2,AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)